SUPPLEMENT TO THE FIDELITY STRATEGIC INCOME FUND
APRIL 8, 1998
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "DESCRIPTION OF THE TRUST" SECTION BEGINNING ON PAGE 36.
CUSTODIAN. The Bank of New York,    110 Washington Street, New York,
New York,     is custodian of the assets of Fidelity Strategic Income
Fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Chase Manhattan Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.